[logo]
www.cbioinc.com                                                   Press Release
-----------------
-------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE:                       CONTACT:
                                             Chris Peng Mao, CEO
                                             86-10-8525-1616
                                             info@cbioinc.com

                                             Brian Rafferty
                                             212-889-4350
                                             brian.rafferty@taylor-rafferty.com

     China Biopharmaceuticals Retains WR Hambrecht + Co as Strategic Advisor

BEIJING, China, September 5, 2006 -- China Biopharmaceuticals Holdings, Inc. (OTC BB: CHBP), a leading Chinese pharmaceutical company focused on the development, manufacturing and distribution of innovative drugs in China, today announced that it has engaged W.R. Hambrecht + Co., LLC ("WR Hambrecht + Co") as exclusive financial advisor.

Chris Mao, CHBP CEO stated, "It is clear to our management team that WR Hambrecht + Co is the right partner to help us build our financial capabilities and help us achieve our short- and long-term corporate goals. This agreement reflects our ongoing strategic progress and demonstrates our commitment to building shareholder value."

Stephen Globus, a CHBP Director commented, "On behalf of our board members from China, Hong Kong and New York, I would like to welcome WR Hambrecht + Co to the China Biopharmaceuticals team. They are a world-class partner with unique strengths in the China market and the healthcare sector. We look forward to working together with WR Hambrecht + Co as we build CHBP into a premier Chinese pharmaceutical company."

About China Biopharmaceuticals Holdings China Biopharmaceutical Holdings, Inc
(CHBP) is a research driven pharmaceutical company dedicated to the discovery, development, manufacturing and marketing of small and large molecule pharmaceutical products, including medicines, vaccines, and active pharmaceutical ingredients for various categories of diseases. CHBP is a US public company with operating subsidiaries and senior management based in China.

For further information, please visit our website at www.cbioinc.com.

About WR Hambrecht + Co
WR Hambrecht + Co (www.wrhambrecht.com) provides underwriting and advisory services for healthcare, technology and emerging growth companies, as well as equity research, sales and trading, full-service and online brokerage and private equity offerings for institutions and individuals. WR Hambrecht + Co is headquartered in San Francisco with offices in Boston, Chicago, London, Montreal, New York, Philadelphia and Stamford, CT.

Safe Harbor Statement
The statements contained herein that are not historical facts are "forward looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, our statements regarding the potential growth of the markets are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including but not limited to, general economic conditions and regulatory developments, not within our control. The factors discussed herein and expressed from time to time in our filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed or implied by such statements. The forward looking statements are made only as of the date of this filing, and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                       ###